J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.

CERTIFICATE OF CORRECTION

THIS IS TO CERTIFY THAT:

FIRST:    The title of the document being corrected is Articles Supplementary (the “Articles Supplementary”).

SECOND:    The sole party to the Articles Supplementary is J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company (the “Corporation”).

THIRD:    The Articles Supplementary were filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”) on March 1, 2017.

FOURTH:    Articles First and Second of the Articles Supplementary as previously filed with SDAT are set forth below:

FIRST: Immediately prior to the filing of these Articles Supplementary, the Corporation had the authority to issue 1,162,500,000 shares of the Mid Cap Value Fund, $.001 par value per share, classified as follows:

Name of Series	Name of Class	Authorized Shares
Mid Cap Value Fund	Class A	162,500,000
Mid Cap Value Fund	Class C	62,500,000
Mid Cap Value Fund	Institutional Class	455,000,000
Mid Cap Value Fund	Select Class	132,500,000
Mid Cap Value Fund	Class R2	50,000,000
Mid Cap Value Fund	Class R3	100,000,000
Mid Cap Value Fund	Class R4	100,000,000
Mid Cap Value Fund	Class R6	100,000,000

SECOND: Pursuant to these Articles Supplementary, the Corporation shall have the authority to issue 1,262,500,000 shares of Mid Cap Value Fund, $.001 par value per share, with an aggregate par value of all the shares of all classes of $1,262,500, which shall be classified as follows:

Name of Series	Name of Class	Authorized Shares
Mid Cap Value Fund	Class A	165,500,000
Mid Cap Value Fund	Class C	62,500,000
Mid Cap Value Fund	Institutional Class	455,000,000
Mid Cap Value Fund	Select Class	132,500,000
Mid Cap Value Fund	Class R2	50,000,000
Mid Cap Value Fund	Class R3	100,000,000
Mid Cap Value Fund	Class R4	100,000,000
Mid Cap Value Fund	Class R6	100,000,000
Mid Cap Value Fund	Class T	100,000,000

FIFTH:    Articles First and Second of the Articles Supplementary as corrected hereby are set forth below:

FIRST: Immediately prior to the filing of these Articles Supplementary, the Corporation had the authority to issue 1,262,500,000 shares of the Mid Cap Value Fund, $.001 par value per share, with an aggregate par value of all the shares of all classes of $1,262,500, classified as follows:

Name of Series	Name of Class	Authorized Shares
Mid Cap Value Fund	Class A	162,500,000
Mid Cap Value Fund	Class C	62,500,000
Mid Cap Value Fund	Institutional Class	455,000,000
Mid Cap Value Fund	Select Class	132,500,000
Mid Cap Value Fund	Class R2	50,000,000
Mid Cap Value Fund	Class R3	100,000,000
Mid Cap Value Fund	Class R4	100,000,000
Mid Cap Value Fund	Class R5	100,000,000
Mid Cap Value Fund	Class R6	100,000,000

SECOND: Pursuant to these Articles Supplementary, the Corporation shall have the authority to issue 1,362,500,000 shares of Mid Cap Value Fund, $.001 par value per share, with an aggregate par value of all the shares of all classes of $1,362,500, which shall be classified as follows:

Name of Series	Name of Class	Authorized Shares
Mid Cap Value Fund	Class A	162,500,000
Mid Cap Value Fund	Class C	62,500,000
Mid Cap Value Fund	Institutional Class	455,000,000
Mid Cap Value Fund	Select Class	132,500,000
Mid Cap Value Fund	Class R2	50,000,000
Mid Cap Value Fund	Class R3	100,000,000
Mid Cap Value Fund	Class R4	100,000,000
Mid Cap Value Fund	Class R5	100,000,000
Mid Cap Value Fund	Class R6	100,000,000
Mid Cap Value Fund	Class T	100,000,000

SIXTH:    The undersigned officer acknowledges this Certificate of Correction to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of the officer’s knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Correction to be signed in its name and on its behalf by its President and attested to by its Assistant Secretary on this 30th day of October, 2017.

ATTEST:	J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.

/s/ Zachary Vonnegut-Gabovitch	By:	/s/ Brian Shlissel
Zachary Vonnegut-Gabovitch	Brian Shlissel
Assistant Secretary	President